                                                                  EXHIBIT 10.10


-------------------------------------------------------------------------------


                                 LODGIAN, INC.

                                      AND

                              WACHOVIA BANK, N.A.,

                                AS WARRANT AGENT



                           CLASS B WARRANT AGREEMENT



                         DATED AS OF NOVEMBER 25, 2002


-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


1    DEFINITIONS............................................................................................... 1


2.   EXECUTION AND DELIVERY OF WARRANT CERTIFICATES............................................................ 3


3.   EXERCISE OF WARRANT....................................................................................... 4
     3.1  Manner of Exercise................................................................................... 4
     3.2. Procedure............................................................................................ 4
     3.3. Payment of Taxes..................................................................................... 5
     3.4. Fractional Shares ................................................................................... 5

4.   TRANSFER, DIVISION AND COMBINATION ....................................................................... 5
     4.1.  Division and Combination ........................................................................... 5
     4.2.  Expenses ........................................................................................... 5
     4.3.  Maintenance of Books ............................................................................... 6
     4.4.  Transfer ........................................................................................... 6

5.   ADJUSTMENTS .............................................................................................. 6
     5.1.  Stock Dividends, Subdivisions and Combinations ..................................................... 6
     5.2.  Certain Other Distributions ........................................................................ 6
     5.3.  Below Market Issuances of Common Stock ............................................................. 7
     5.4.  Below Market Issuances of Convertible Securities ................................................... 7
     5.5.  Superseding Adjustment ............................................................................. 8
     5.6.  Other Provisions Applicable to Adjustments under this Section ...................................... 8
     5.7.  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets ................... 9
     5.8.  Other Action Affecting Common Stock ................................................................10
     5.9.  Certain Limitations ................................................................................10

6.   NOTICES OF ADJUSTMENT ....................................................................................10

7.   NO IMPAIRMENT ............................................................................................10

8.   RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION
     WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY ...........................................................10

9.   STOCK AND WARRANT TRANSFER BOOKS .........................................................................11

10.  SUPPLYING INFORMATION ....................................................................................11

11.  LOSS OR MUTILATION .......................................................................................11

12.  OFFICE OF COMPANY ........................................................................................11

13.  APPRAISAL ................................................................................................11

14.  LIMITATION OF LIABILITY ..................................................................................12

15.  CONCERNING THE WARRANT AGENT .............................................................................12
     15.1.  Correctness of Statement ..........................................................................12
     15.2.  Breach of Covenants ...............................................................................12
     15.3.  Reliance on Counsel ...............................................................................12
     15.4.  Reliance on Documents .............................................................................12

     15.5.  Compensation and Indemnification ..................................................................12
     15.6.  Legal Proceedings .................................................................................12
     15.7.  Other Transactions in Securities of the Company ...................................................12
     15.8.  Liability of Warrant Agent ........................................................................13
     15.9.  Adjustments .......................................................................................13

16.  MISCELLANEOUS ............................................................................................13
     16.1.  Nonwaiver .........................................................................................13
     16.2.  Notice Generally ..................................................................................13
     16.3.  Appointment of Warrant Agent ......................................................................13
     16.4.  Successors and Assigns ............................................................................13
     16.5.  Amendment .........................................................................................14
     16.6.  Severability ......................................................................................14
     16.7.  Headings ..........................................................................................14
     16.8.  Governing Law .....................................................................................14

SIGNATURES ....................................................................................................15

Exhibit A         Form of Warrant Certificate .................................................................16

Exhibit B         Subscription Form ...........................................................................19

Exhibit C         Assignment Form .............................................................................21

                               WARRANT AGREEMENT


         WARRANT AGREEMENT, dated as of November 25, 2002 (the "Warrant Agreement"), between LODGIAN, INC., a Delaware corporation (the "Company"), and Wachovia Bank, N.A., as Warrant Agent (the "Warrant Agent").

         WHEREAS, pursuant to the First Amended Joint Plan of Reorganization (the "Plan") of the Company and certain of its subsidiaries, as confirmed by the United States Bankruptcy Court for the Southern District of New York on November 5, 2002, the Company proposes to issue Class B Warrants (as defined herein), representing the right to purchase up to an aggregate of 1,029,366 shares of its Common Stock (as defined herein), subject to adjustment as hereinafter provided; and

         WHEREAS, the Company desires to appoint the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act in connection with the issuance, transfer, exchange, replacement and exercise of the Class B Warrant Certificates (as defined herein) and other matters as provided herein;

         NOW THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and conditions of the Class B Warrants and the respective rights and obligations thereunder of the Company and the holders from time to time of the Class B Warrants, the Company and the Warrant Agent hereby agree as follows:

1.       DEFINITIONS

         As used in this Warrant Agreement, the following terms have the respective meanings set forth below:

         "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the Closing Date, other than shares of Class B Warrant Stock.

         "Appraised Value" means, in respect of the Common Stock on any date herein specified, the fair saleable value of one share of Common Stock as of the last day of the most recent fiscal month ended at least 15 days prior to such specified date, based on (i) the equity value of the Company, as determined by an investment banking firm selected in accordance with the terms of Section 13, divided by (ii) the number of Fully Diluted Outstanding shares of Common Stock.

         "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         "Class A Warrant" means each of the Company's warrants issued pursuant to that certain Warrant Agreement dated as of even date herewith, each of which evidences the right to purchase one share of Common Stock, subject to adjustment as set forth in such Warrant Agreement, and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

         "Class B Warrant" means each of the Company's warrants issued pursuant to this Warrant Agreement, each of which evidences the right to purchase one share of Common Stock, subject to adjustment as set forth in this Warrant Agreement, and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

         "Class B Warrant Certificate" means a certificate, substantially in the form of Exhibit A hereto, representing one or more Class B Warrants held by a Holder. All Class B Warrant Certificates shall be identical as to terms and conditions, except as to the number of Class B Warrants represented thereby.

         "Class B Warrant Price" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of Class B Warrants pursuant to Section 3.1, multiplied by (ii) the Current Class B Warrant Price as of the date of such exercise.

         "Class B Warrant Stock" means the shares of Common Stock purchased by the Holders of the Class B

Warrants upon the exercise thereof.

         "Closing Date" means November 25, 2002.

         "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" means the Common Stock, $0.01 par value, of the Company, and any capital stock into which such Common Stock may hereafter be changed, whether as a result of any change in the capital structure of the Company or otherwise, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 5.7) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 5.7.

         "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Current Class B Warrant Price" means, at any date herein specified, the price at which one share of Common Stock may be purchased pursuant to this Warrant Agreement on such date. The Current Class B Warrant Price as of the date of this Warrant Agreement is $25.44, subject to adjustment in accordance with the terms hereof.

         "Current Market Price" means, in respect of any share of Common Stock on any date herein specified, (a) for so long as there shall then be a public market for the Common Stock, the average of the Daily Market Prices for the 20 consecutive Business Days immediately prior to such specified date, and (b) if there is then no public market for the Common Stock, the Appraised Value per share of Common Stock as at such specified date.

         "Daily Market Price" means, for each Business Day (i) if the Common Stock is then listed or admitted to trading on any stock exchange, the last sale price per share of Common Stock on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading, (ii) if the Common Stock is then listed or admitted to trading on any stock exchange but no sale takes place on such day on such exchange, the average of the last reported closing bid and asked prices per share of Common Stock on such day as officially quoted on such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the closing sale price per share of Common Stock on such day in the over-the-counter market, as furnished by the Nasdaq Stock Market or the National Quotation Bureau, Inc., provided, that if no sale takes place on such day in the over-the-counter market, the average closing bid and asked price per share of Common Stock on such day as furnished by the Nasdaq Stock Market or the National Quotation Bureau, Inc.,
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, the closing sale price per share of Common Stock on such day in the over-the-counter market as furnished by any similar firm then engaged in such business, (v) if there is no such firm, the closing sale price per share of Common Stock on such day in the over-the-counter market as furnished by any member of the NASD selected by the Company or (vi) if there is then no public market for the Common Stock, the Appraised Value per share of Common Stock as at such specified date.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

         "Exercise Period" means the period during which the Class B Warrants are exercisable pursuant to Section 3.1.

         "Expiration Date" means the 7th anniversary of the Closing Date.

         "Fully Diluted Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of the Class B Warrants outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect on the applicable date of determination.

         "Holder" means, at any time, a Person in whose name a Class B Warrant or Class B Warrants is then registered on the books of the Company maintained by the Warrant Agent for such purpose.

         "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

         "Other Property" shall have the meaning set forth in Section 5.7.

         "Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

         "Permitted Issuances" means (i) the issuance of the Class B Warrants and Class A Warrants, (ii) the issuance of shares of Common Stock upon the exercise of the Class B Warrants and the Class A Warrants, (iii) the issuance of (x) shares of Common Stock and (y) warrants, options or other rights to acquire shares of Common Stock to the Company's management and other eligible participants under the Company's 2002 Stock Incentive Plan, in accordance with its terms as in effect on the effective date of the Plan, (iv) the issuance of shares of Common Stock upon exercise of the warrants, options and other rights referred to in clause (iii)(y), and (v) all other issuances of Common Stock and warrants by the Company expressly authorized by the Plan.

         "Person" means any individual, corporation, partnership, trust, or other entity of any nature whatsoever.

         "Plan" has the meaning assigned to such term in the recitals in this Warrant Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.       EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

         Class B Warrant Certificates evidencing 1,029,366 Class B Warrants, each Class B Warrant to purchase initially one share of Common Stock, may be executed, on or after the date of this Warrant Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Class B Warrant Certificates upon the order and at the written direction of the Company signed by its Chief Executive Officer or other duly authorized executive officer. The Warrant Agent is hereby authorized to countersign and deliver Class B Warrant Certificates as required by this Section 2 or by Section 3.2, 4 or 11 hereof.

         The Class B Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, any Vice President or other duly authorized executive officer of the Company either manually or by facsimile signature printed thereon. The Class B Warrant Certificates shall be countersigned by manual signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned.

         In case any officer or director of the Company whose signature shall have been placed upon any Class B Warrant Certificate shall cease to be such officer or director of the Company before countersignature by the Warrant Agent and the issuance and delivery thereof, such Class B Warrant Certificate may nevertheless be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer or director of the Company.

3.       EXERCISE OF WARRANT

         3.1. Manner of Exercise. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date, a Holder may exercise Class B Warrants, at any time and from time to time, on any Business Day, for all or any part of the number of shares of Class B Warrant Stock purchasable hereunder.

         3.2.     Procedure.

         (a) In order to exercise Class B Warrants, a Holder shall deliver to the Company at its principal office located at 3445 Peachtree Road - Suite 700, Atlanta, Georgia 30326, Attn: General Counsel, or, if so requested in writing by the Company, to the Warrant Agent, at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of such Holder's election to exercise such Class B Warrants substantially in the form attached hereto as Exhibit B (the "Subscription Form"), duly executed by such Holder or its designated agent or attorney, which notice shall specify the number of shares of Common Stock to be purchased by such Holder, (ii) payment of the Class B Warrant Price made against delivery of the shares, at the option of such Holder, by certified or official bank check or wire transfer or, at the option of the Holder, as provided in subsection (b), and (iii) the Class B Warrant Certificate in respect of the Class B Warrants being exercised.

         (b) In lieu of payment of the Class B Warrant Price by certified or official bank check or wire transfer, as provided for in subsection (a)(ii), a Holder may elect to pay all or any portion of the Class B Warrant Price, as indicated by such Holder on the Subscription Form, (i) by agreeing to accept a reduction in the number of shares of Class B Warrant Stock that would have otherwise been issued to such Holder upon exercise of such Class B Warrants, which would result in the Holder receiving from the Company, pursuant to such exercise, a number of shares of Class B Warrant Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

         Where:

         X = the number of shares of Class B Warrant Stock to be issued to the Holder.

         Y = the number of shares of Class B Warrant Stock purchasable under the Class B Warrants being exercised by such Holder.

         A = the Daily Market Price of one share of the Common Stock on the trading day preceding such exercise date.

         B = the Current Class B Warrant Price (as adjusted to the date of such calculation).

         or (ii) by surrender to the Company of debt securities of the Company having a value equal to the Class B Warrant Price of the Class B Warrant Stock being purchased upon such exercise, which value shall be the principal amount thereof, plus accrued interest and premium (if any) or less any unamortized discount thereon, as reasonably determined by the Company.

         (c) Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within ten (10) Business Days thereafter, (i) have executed by a duly authorized executive officer of the Company, either manually or by facsimile signature printed thereon, and (ii) cause the Warrant Agent to execute and deliver or cause to be delivered to such Holder a certificate or certificates representing the aggregate number of full shares of Class B Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall request in the notice and shall be registered in the name of such Holder or, such other name as shall be designated in the notice delivered to the Company by such Holder. Class B Warrants shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the exercising Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with payment therefor (in whatever form, as provided in this Warrant Agreement) and the Class B Warrant Certificate, is received by the Company as described above and all taxes required to be paid by such Holder, if any, pursuant to Section 3.3 prior to the issuance of such shares, have been paid. If the Class B Warrants represented by a Class B Warrant Certificate shall have been exercised in part, the Warrant Agent shall, at the time of delivery of the certificate or certificates representing Class B Warrant Stock, deliver to the exercising Holder a new Class B Warrant Certificate representing Class B Warrants to purchase a number of shares of Common Stock equal to the unpurchased balance of the shares of Common Stock issuable upon exercise of the Class B Warrants represented by the Class B Warrant Certificate surrendered, which new Class B Warrant Certificate shall in all other respects be identical to the Class B Warrant Certificate so surrendered, or, at the request of the exercising Holder, appropriate notation may be made on the Class B Warrant Certificate so surrendered and the same returned to such Holder. Until a Holder has complied with Section 3.3 with respect to the payment of certain taxes and charges specified in such section, the Company shall not be required to issue or deliver shares in the name of any Person who acquired Class B Warrants or any Class B Warrant Stock.

         3.3. Payment of Taxes. All shares of Common Stock issuable upon the exercise of Class B Warrants pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof, unless such tax or charge is imposed by law upon a Holder, in which case such taxes or charges shall be paid by such Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock issuable upon exercise of Class B Warrants in any name other than that of a Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due. If such tax or other charge is due, the Warrant Agent shall have no duty or obligation under this Section 3.3 or any other similar provision of this Warrant Agreement unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.

         3.4. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Class B Warrants. As to any fraction of a share which a Holder of one or more Class B Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

4.       TRANSFER, DIVISION AND COMBINATION

         4.1. Division and Combination. A Class B Warrant Certificate may be exchanged for a new Class B Warrant Certificate and Class B Warrants may be divided or combined with other Class B Warrants upon presentation of the Class B Warrant Certificate(s) therefor at the aforesaid office or agency of the Warrant Agent, together with a written notice specifying the names and denominations in which new Class B Warrant Certificates are to be issued, signed by the Holder of such Class B Warrant Certificate or Certificates or its agent or attorney. Subject to compliance with this Section 4.1, as to any transfer which may be involved in such division or combination, the Warrant Agent shall execute and deliver a new Class B Warrant Certificate(s) in exchange for the Class B Warrant Certificate(s) representing the Class B Warrants to be divided or combined in accordance with such notice.

         4.2. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Class B Warrant Certificates under this Section 4. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of any Class B Warrants, including, but not limited to, any transfer involved in the division or combination of any Class B Warrant Certificates under this Section 4, and in such case the Company shall not be required to issue or deliver any Class B Warrant Certificates until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due. If such tax or other charge is due, the Warrant Agent shall have no duty or obligation under this Section 4 or any other similar provision of this Warrant Agreement unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.

         4.3. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Class B Warrants.

         4.4. Transfer. Subject to Section 4.2, the Class B Warrants and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof upon surrender of the Class B Warrant Certificate with a form of assignment, substantially in the form attached hereto as Exhibit C, at the office or agency of the Warrant Agent as provided for in Section 12. Upon any partial transfer, the Warrant Agent shall promptly issue and deliver to the Holder hereof a new Class B Warrant Certificate of like tenor, in the name of the Holder hereof, which shall be exercisable for such number of shares of Class B Warrant Stock which were not so transferred.

5.       ADJUSTMENTS

         The number of shares of Common Stock for which each Class B Warrant is exercisable, and the price at which such shares may be purchased upon exercise of Class B Warrants, shall be subject to adjustment from time to time as set forth in this Section 5. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 5 at the time of such event.

         5.1. Stock Dividends, Subdivisions and Combinations. If at any time after the Closing Date the Company shall:

         (a) pay a dividend, or make any other distribution of, Additional Shares of Common Stock to all holders of its Common Stock,

         (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

         (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which each Class B Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Class B Warrant Price shall be adjusted to equal (A) the Current Class B Warrant Price multiplied by the number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to such adjustment divided by
(B) the number of shares for which one Class B Warrant is exercisable immediately after such adjustment.

         5.2. Certain Other Distributions. If at any time after the Closing Date the Company shall make:

         (a) any distribution of evidences of its indebtedness or any other assets of any nature whatsoever (other than cash or Convertible Securities covered by Section 5.4) to all holders of its Common Stock, or

         (b) any distribution of warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than warrants or rights covered by Section 5.3 hereof) to all holders of its Common Stock, then (i) the number of shares of Common Stock for which each Class B Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to such distribution by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the time of such distribution and (B) the denominator of which shall be the Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributed, and (ii) the Current Class B Warrant Price shall be reduced to equal (A) the Current Class B Warrant Price immediately prior to such distribution multiplied by the number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to such distribution divided by (B) the number of shares for which one Class B Warrant is exercisable immediately after such distribution. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 5.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 5.1.

         5.3. Below Market Issuances of Common Stock. If at any time after the Closing Date the Company shall (other than in a Permitted Issuance) issue Additional Shares of Common Stock (or options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange, subscribe or convert thereunder are immediately exercisable), at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) of less than 90% of the Current Market Price in effect immediately prior to the time of such issue, then in each such case
(i) the number of shares of Common Stock for which each Class B Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to such issuance by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the total number of Additional Shares of Common Stock issued or offered for subscription or purchase, as the case may be, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate purchase, subscription and/or exercise price to be paid for all Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Class B Warrant Price in effect immediately prior to such issuance shall be reduced by multiplying such Current Class B Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which one Class B Warrant is exercisable immediately prior to such issuance; and (Y) the denominator of which shall be the number of shares of Common Stock for which one Class B Warrant is exercisable immediately after such issuance. No further adjustments of the number of shares for which Class B Warrants are exercisable or of the Current Class B Warrant Price shall be made upon the actual issue of such Common Stock or such Convertible Securities upon exercise of any such options, warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities. No adjustment of the number of shares of Common Stock for which Class B Warrants are exercisable or of the Current Class B Warrant Price shall be made under this Section 5.3 for the issuance of any shares of Common Stock upon the conversion or exchange of any Convertible Securities, the issuance of which Convertible Shares is covered by Section 5.4 or is expressly exempt from Section 5.4 by reason of the price per share (or effective price per share) for which Common Stock is issuable upon exchange or conversion thereof. No adjustment of the number of shares of Common Stock for which Class B Warrants are exercisable or of the Current Class B Warrant Price shall be made under this Section 5.3 for any issuance of shares of Common Stock covered by Section 5.1.

         5.4. Below Market Issuances of Convertible Securities. If at any time after the Closing Date the Company shall (other than in a Permitted Issuance) make a distribution to all holders of its Common Stock of, or otherwise issue, any Convertible Securities (whether or not the rights to exchange or convert thereunder are immediately exercisable), for which Common Stock is issuable upon such exchange or conversion at a price per share (or effective price per share together with the purchase price thereof) of less than 90% of the Current Market Price in effect immediately prior to the time of such issuance, then (i) the number of shares of Common Stock for which each Class B Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to such issuance by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the total number of Additional Shares of Common Stock into which such Convertible Securities would be convertible and
(B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration to be paid upon the exchange or conversion thereof would purchase at the then Current Market Price, and (ii) the Current Class B Warrant Price in effect immediately prior to such issuance shall be reduced by multiplying such Current Class B Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which one Class B Warrant is exercisable immediately prior to such issuance and (Y) the denominator of which shall be the number of shares of Common Stock for which one Class B Warrant is exercisable immediately after such issuance. No further adjustments of the number of shares of Common Stock for which Class B Warrants are exercisable or of the Current Class B Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. No adjustment of the number of shares of Common Stock for which Class B Warrants are exercisable or of the Current Class B Warrant Price shall be made under this Section 5.4 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, the issuance of which warrants or other subscription or purchase rights is covered by Section 5.3 or is expressly exempt from Section 5.3 by reason of the price per share (or effective price per share) for which Common Stock is issuable upon exchange or conversion of the Convertible Securities covered thereby.

         5.5. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which Class B Warrants are exercisable and the Current Class B Warrant Price shall have been made pursuant to Section 5.3 or Section 5.4 as the result of any issuance of warrants, rights or Convertible Securities,

         (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

         (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Class B Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (ii) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which Class B Warrants are exercisable and the Current Class B Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         5.6. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which Class B Warrants are exercisable and the Current Class B Warrant Price provided for in this
Section 5:

         (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

         (b)      When Adjustments to Be Made. The adjustments required by this
Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which Class B Warrants are exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided in Section 5.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which Class B Warrants are exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (c)      Fractional Interests. In computing adjustments under this
Section 5, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

         5.7. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall, after the Closing Date, reorganize its capital or reclassify its capital stock (other than in a capital reorganization or reclassification resulting solely in the issuance of Additional Shares of Common Stock or Convertible Securities or options, warrants or other rights to subscribe for or purchase Additional Shares of Common Stock or Convertible Securities, the issuance of which is covered by
Section 5.1, 5.3 or 5.4 or is expressly exempt from Section 5.3 or 5.4 by reason of the price per share (or effective price per share) for which Common Stock is issuable upon exercise, exchange or conversion thereof), consolidate or merge with or into another Person (where the Company is not the surviving corporation or where as a result of such consolidation or merger there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor, acquiring Person or surviving corporation (or of the Company if the Company is the surviving corporation), or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor, acquiring Person or surviving corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then, subject to the terms and conditions of this Warrant Agreement, each Class B Warrant shall thereafter entitle the Holder thereof to receive, upon exercise thereof, the number of shares of common stock of the successor, acquiring Person or surviving corporation (or of the Company, if the Company is the surviving corporation), and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which one Class B Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which Class B Warrants are exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. For purposes of this Section 5.7, "common stock of the successor, acquiring Person or surviving corporation" shall include stock of such Person of any class which is not preferred as to dividends or assets over any other class of stock of such Person and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 5.7 shall similarly
apply to any successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         5.8. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 5, then the number of shares of Common Stock or other stock for which Class B Warrants are exercisable and/or the Class B Warrant Price thereof shall be adjusted in such manner as may be equitable in the circumstances consistent with the fundamental intent of such provisions making an appropriate adjustment in the Current Class B Warrant Price and the number of Class B Warrant Stock obtainable upon exercise of the Class B Warrants so as to protect the rights of the Holder of the Class B Warrants.

         5.9. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Class B Warrant Price to be less than the par value per share of Common Stock.

6.       NOTICES OF ADJUSTMENT

         Whenever the number of shares of Common Stock for which Class B Warrants are exercisable, or whenever the Current Class B Warrant Price shall be adjusted pursuant to Section 5, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the facts, computations, and method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 5), specifying the number of shares of Common Stock for which Class B Warrants are exercisable and (if such adjustment was made pursuant to Section 5.7) describing the number and kind of any shares of other common stock or Other Property for which Class B Warrants are exercisable, and any change in the Current Class B Warrant Price (or, if such adjustment was made pursuant to Section 5.7, the purchase price or prices at which a share of such other common stock or Other Property may be purchased upon exercise of Class B Warrants), after giving effect to such adjustment. The Company shall promptly cause a signed copy of such certificate to be delivered to the Warrant Agent and to each Holder in accordance with Section 16.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of Class B Warrants designated by a Holder thereof.

7.       NO IMPAIRMENT

         The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holders against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of a Class B Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of a Class B Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant Agreement.

8. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Class B Warrants such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Class B Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Class B Warrant and payment therefor in accordance with the terms of this Warrant Agreement, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights, and free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company.

         Before taking any action which would cause an adjustment reducing the Current Class B Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Class B Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Class B Warrant Price.

         Before taking any action which would result in an adjustment in the number of shares of Common Stock for which Class B Warrants are exercisable or in the Current Class B Warrant Price, the Company shall use its best efforts to obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         If any shares of Common Stock required to be reserved for issuance upon exercise of Class B Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith (subject to all applicable laws including, without limitation, those rules and regulations promulgated under the Securities Act) and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

9.       STOCK AND WARRANT TRANSFER BOOKS

         The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Class B Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Class B Warrant.

10.      SUPPLYING INFORMATION

         The Company shall cooperate with each Holder of a Class B Warrant and each holder of Class B Warrant Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Class B Warrant or Class B Warrant Stock.

11.      LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of a Class B Warrant Certificate and indemnity satisfactory to the Company, and in case of mutilation upon surrender and cancellation thereof, the Company will execute and deliver to such Holder in exchange for or in lieu thereof a new Class B Warrant Certificate of like tenor and for the same aggregate number of Class B Warrants.

12.      OFFICE OF COMPANY

         As long as any of the Class B Warrants remain outstanding, the Warrant Agent, on behalf of the Company, shall maintain an office or agency (which shall be the principal executive offices of the Warrant Agent) where the Class B Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant Agreement.

13.      APPRAISAL

         The determination of the Appraised Value per share of Common Stock shall be made by an investment banking firm of nationally recognized standing selected by the Company. The Company shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant Agreement.

14.      LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by a Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of a Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      CONCERNING THE WARRANT AGENT

         The Warrant Agent undertakes the duties and obligations imposed by this Warrant Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of the Class B Warrants, shall be bound:

         15.1. Correctness of Statement. The statements contained herein and in the Class B Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Class B Warrant Certificates except as herein otherwise provided.

         15.2. Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Warrant Agreement or in the Class B Warrant Certificates to be complied with by the Company.

         15.3. Reliance on Counsel. The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

         15.4. Reliance on Documents. The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted in reliance on any Class B Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order certificate, or other paper, document or instrument believed by it to be genuine and to have signed, sent or presented by the proper party or parties.

         15.5. Compensation and Indemnification. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Warrant Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Warrant Agreement to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers under this Warrant Agreement, except for such liabilities that arise as a result of the Warrant Agent's negligence, willful misconduct or bad faith.

         15.6. Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security indemnity. All rights of action under this Warrant Agreement or under any of the Class B Warrant Certificates may be enforced by the Warrant Agent without possession of any of the Class B Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

         15.7. Other Transactions in Securities of the Company. Except as prohibited by law, the Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Class B Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         15.8. Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Warrant Agreement except for its own negligence, willful misconduct or bad faith.

         15.9. Adjustments. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to make or cause to be made any adjustment of the Current Class B Warrant Price or number of shares of Class B Warrant Stock deliverable as provided in this Warrant Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any shares of Class B Warrant Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Class B Warrant or with respect to whether any such shares of Class B Warrant Stock or other securities will be, when issued, validly issued, fully paid and nonassessable, and makes no representation with respect thereto.

16.      MISCELLANEOUS

         16.1. Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of any Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies.

         16.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant Agreement shall be sufficiently given or made if in writing and either (i) delivered in person with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) by telecopy and confirmed by telecopy answer back, addressed as follows:

                  (a) If to any Holder or holder of Class B Warrant Stock, at its last known address appearing on the books of the Company maintained by the Warrant Agent for such purpose;

                  (b) If to the Warrant Agent, to Wachovia Bank, N.A., as Warrant Agent, Corporate Trust Group, Corporate Actions Department, 1525 West W.T. Harris Blvd., Bldg. 3C3, Charlotte, NC 28262-1153 (overnight courier) 28288-1153 (first class mail); or

                  (c) If to the Company, at 3445 Peachtree Road, N.E. - Suite 700, Atlanta, Georgia 30326, Attn: General Counsel;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         16.3. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth herein, and the Warrant Agent hereby accepts such appointment.

         16.4. Successors and Assigns. This Warrant Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company, the Warrant Agent and the successors and assigns of each Holder. The provisions of this Warrant Agreement are intended to be for the benefit of all Holders from time to time of a Class B Warrant or Class B Warrants and holders of Class B Warrant Stock, and shall be enforceable by any such Holder or holder of Class B Warrant Stock.

         16.5. Amendment. The Company and the Warrant Agent may from time to time supplement or amend this Warrant Agreement without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions or change in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of any Holder.

         16.6. Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement.

         16.7. Headings. The headings used in this Warrant Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant Agreement.

         16.8. Governing Law. This Warrant Agreement shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

         IN WITNESS WHEREOF, the Company and the Warrant Agent have caused this Warrant Agreement to be duly executed as of the date first written above.


                                    LODGIAN, INC.

                                    By: /s/ Daniel E. Ellis
                                        ---------------------------------------
                                    Name: Daniel E. Ellis
                                    Title: Vice President and Secretary

                                    WACHOVIA BANK, N.A.


                                    By: /s/ Ted Wiener
                                        ---------------------------------------
                                    Name: Ted Wiener
                                    Title: Assistant Vice President

                                   EXHIBIT A


                      FORM OF CLASS B WARRANT CERTIFICATE

                                CLASS B WARRANT

                                 LODGIAN, INC.


No.                                                   [______] Class B Warrants

              Incorporated Under the Laws of the State of Delaware


         THIS CERTIFIES THAT, for value received, ______________________, the registered holder hereof or registered assigns (the "Holder"), is the owner of the number of Class B Warrants set forth above, each of which represents the right to purchase from LODGIAN, INC., a Delaware corporation (the "Company"), at any time commencing with the opening of business on November __, 2002, and until the close of business on November __, 2009 (the "Expiration Date"), at the purchase price of $25.44 (subject to adjustment as described below) (the "Current Class B Warrant Price"), one fully paid and nonassessable share of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company. The number of shares of Common Stock purchasable upon exercise of each Class B Warrant and the Current Class B Warrant Price per whole share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         The Class B Warrants represented hereby may be exercised in whole or in part by presentation of this Class B Warrant Certificate with the Subscription Form included herein duly executed, which signature shall, in certain circumstances (as indicated on the Subscription Form), be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and simultaneous payment of the exercise price thereof (in the form indicated on the Subscription Form) to the Company at 3445 Peachtree Road - Suite 700, Atlanta, Georgia 30326,
Attn: General Counsel, or as otherwise provided in the Warrant Agreement (defined below).

         The Class B Warrants represented hereby are of a duly authorized issue of Class B Warrants evidencing the right to purchase up to an aggregate of 1,029,366 shares of Common Stock and are issued under and in accordance with a Warrant Agreement (the "Warrant Agreement"), dated as of November __, 2002, between the Company and Wachovia Bank, N.A. (the "Warrant Agent") and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Class B Warrant Certificate by acceptance hereof consents. A copy of the Warrant Agreement is available for inspection at the principal office of the Company.

         Upon any partial exercise of the Class B Warrants represented hereby, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Class B Warrants represented hereby shall not have been exercised. The Class B Warrants represented hereby may be exchanged at the office of the Warrant Agent by surrender of this Class B Warrant Certificate properly endorsed either separately or in combination with one or more other Class B Warrant Certificates for one or more new Class B Warrant Certificates representing Class B Warrants entitling the Holder thereof to purchase the same aggregate number of shares of Common Stock as were purchased on exercise of the Class B Warrant or Class B Warrants exchanged. No fractional shares will be issued upon the exercise of these Class B Warrants. Subject to compliance with applicable securities laws, the Class B Warrants represented hereby are transferable at the office of the Warrant Agent, in the manner and subject to the limitations set forth in the Warrant Agreement.

         The Holder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

         The Class B Warrants represented hereby do not entitle any Holder hereof to any of the rights of a shareholder of the Company.

         The Class B Warrants represented hereby shall not be valid or obligatory for any purpose until this Warrant Certificate shall have been countersigned by the Warrant Agent.

         Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated: [_______________]

Countersigned and Registered:

WACHOVIA BANK, N.A.
as Warrant Agent

By:
    ------------------------------
       Authorized Signature


                                        LODGIAN, INC.

                                        By:
                                            -----------------------------------
                                                President or Vice President

                                        Attest:
                                               --------------------------------
                                               Secretary or Assistant Secretary

                                   EXHIBIT B


                               SUBSCRIPTION FORM

          [To be executed only upon exercise of a Warrant or Warrants]

         The undersigned ___________ (the "Registered Holder") hereby irrevocably exercises the right to purchase _______ shares of Common Stock of LODGIAN, INC., an entity organized and existing under the laws of the State of Delaware (the "Company"), evidenced by the attached Warrant Certificate, and herewith makes payment of the exercise price against delivery of the shares with respect to such shares in full in the form of (check the appropriate box)
(i) certified or official bank check or wire transfer in the amount of $________; (ii) by surrendering ______ shares of Class B Warrant Stock, which represent the amount of Class B Warrant Stock, as provided in the Warrant Agreement, to be cancelled in connection with such exercise; or (iii) by the surrender to the Company of the attached original debt securities of the Company in the principal amount (plus accrued interest and premium (if any) or less any unamortized discount thereon) of $______, all in accordance with the conditions and provisions of the Warrant Agreement, and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to [_____________] whose address is [______________________________] and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in the Class B Warrant Certificate, that a new Class B Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.


                                        ---------------------------------------
                                        (Name of Registered Owner)

                                        ---------------------------------------
                                        (Signature of Registered Owner)

                                        ---------------------------------------
                                        (Street Address)

--------------------------------        ---------------------------------------
(Signature Guarantee)                   (City)(State)(Zip Code)


NOTICE: The signature on this subscription form must correspond with the name as written upon the face of the Class B Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

         Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: [_______________]


Countersigned and Registered:

WACHOVIA BANK, N.A.
as Warrant Agent

By:
   --------------------------------
       Authorized Signature
[Name]
[Title]


                                        LODGIAN, INC.


                                        By:
                                           ------------------------------------
                                           President and Chief Executive Office

                                        Attest:
                                               --------------------------------
                                                          Secretary

                                   EXHIBIT C


                                ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of the Class B Warrant(s) represented by Class B Warrant Certificate No. [_______] hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant Agreement, with respect to the number of Class B Warrants set forth below:

NAME AND ADDRESS OF ASSIGNEE                            NO. OF CLASS B WARRANTS

and does hereby irrevocably constitute and appoint [_____________________] attorney-in-fact to register such transfer on the books of LODGIAN, INC. maintained for the purpose, with full power of substitution in the premises.


Date:
     ------------------------

                                        Print Name:
                                                   ----------------------------

                                        Signature:
                                                  -----------------------------

                                        Witness:
                                                -------------------------------


--------------------------------
(Signature Guarantee)


NOTICE: The signature on this subscription form must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.